Exhibit 99.1

Frontier Communications Corporation (Frontier) filed its Form 10-Q for the quarter ended June 30, 2020 with the SEC on August 7, 2020.  The schedules contained in this Exhibit 99.1 include supplemental information regarding Frontier’s financial results.

Non-GAAP Financial Measures

Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, Adjusted EBITDA, Adjusted EBITDA margin, operating free cash flow, adjusted operating expenses, and leverage ratio, each of which is described below.  Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier’s underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier’s ability to generate cash flow and, as a result, to plan for future capital and operational decisions.  Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations.

A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies.

EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income (loss), pension settlement costs, reorganization items, gains/losses on extinguishment of debt, and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue.

Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude, certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items.  Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by total revenue.

Management uses EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance.  Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments, among other factors, these non-GAAP financial measures have certain shortcomings.  Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures.

Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier common shareholders and excludes restructuring costs and other charges, pension settlement costs, reorganization items, goodwill impairment charges, certain income tax items and the income tax effect of these items, and certain other non-recurring items.  Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented.

Management defines operating free cash flow, a non-GAAP measure, as net cash provided from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow.  Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt. This non-GAAP financial measure has certain shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as debt repayments are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure.

Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, restructuring and other charges, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, and certain other non-recurring items.  Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance.

The information in this press release should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

About Frontier Communications
Frontier Communications Corporation (OTC:FTRCQ) is a leader in providing communications services to urban, suburban, and rural communities in 25 states. Frontier offers a variety of services to residential customers over its fiber-optic and copper networks, including video, high-speed internet, advanced voice, and Frontier Secure® digital protection solutions. Frontier Business offers communications solutions to small, medium, and enterprise businesses. More information about Frontier is available at www.frontier.com.

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Consolidated Financial Data

	For the quarter ended			For the six months ended
($ in millions and shares in thousands, except per share amounts)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019

Statement of Operations Data
Revenue	$1,801	$1,933	$2,067	$3,734	$4,168

Operating expenses:
Network access expenses	255	286	318	541	656
Network related expenses	430	444	445	874	901
Selling, general and administrative expenses	407	444	445	851	901
Depreciation and amortization	397	415	454	812	938
Goodwill impairment	-	-	5,449	-	5,449
Loss on disposal of Northwest Operations	136	24	384	160	384
Restructuring costs and other charges	36	48	31	84	59
Total operating expenses	1,661	1,661	7,526	3,322	9,288

Operating income (loss)	140	272	(5,459)	412	(5,120)

Investment and other income (loss), net	(20)	5	(9)	(15)	(18)
Pension settlement costs	56	103	-	159	-
Loss on early extinguishment of debt	-	-	-	-	(20)
Reorganization items, net	(142)	-	-	(142)	-
Interest expense (contractual interest for the three months ended was $678 million)	160	383	383	543	762

Loss before income taxes	(238)	(209)	(5,851)	(447)	(5,920)
Income tax benefit	(57)	(23)	(534)	(80)	(516)

Net loss	(181)	(186)	(5,317)	(367)	(5,404)

Weighted average shares outstanding - basic and diluted	104,525	104,363	104,118	104,437	103,987

Basic and diluted net loss per common share	$(1.73)	$(1.78)	$(51.07)	$(3.51)	$(51.97)

Other Financial Data:
Capital expenditures	$225	$286	$275	$511	$580

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Financial Data for Remaining Properties  (Excluding Northwest Operations)

Note: The following table presents disaggregation of revenue for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company’s results. See Schedule D for a reconciliation to the Total Company Results.

	For the quarter ended			For the six months ended
	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019
($ in millions)

Selected Statement of Operations Data
Revenue:
Data and Internet services	$849	$855	$885	$1,704	$1,773
Voice services	509	529	582	1,038	1,186
Video services	197	212	248	409	504
Other	105	108	111	213	224
Customer revenue	1,660	1,704	1,826	3,364	3,687
Subsidy revenue	94	84	89	178	174
Total revenue	$1,754	$1,788	$1,915	$3,542	$3,861

Other Financial Data
Revenue:
Consumer	$874	$894	$969	$1,768	$1,965
Commercial	786	810	857	1,596	1,722
Customer revenue	1,660	1,704	1,826	3,364	3,687
Subsidy revenue	94	84	89	178	174
Total revenue	$1,754	$1,788	$1,915	$3,542	$3,861

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Operating Data for Remaining Properties  (Excluding Northwest Operations)

Note: The following table presents operating metrics for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company’s results. See Schedule E for a reconciliation to the Total Company Results.

	As of or for the three months ended				As of or for the six months ended
	June 30, 2020	March 31, 2020	December 31, 2019	June 30, 2019	June 30, 2020	June 30, 2019

Consumer customer metrics
Customers (in thousands)	3,341	3,373	3,412	3,554	3,341	3,554
Net customer additions (losses)	(32)	(39)	(58)	(87)	(71)	(148)
Average monthly consumer revenue per customer	$86.68	$87.88	$89.45	$89.82	$87.33	$90.16
Customer monthly churn	1.63%	1.84%	1.95%	2.18%	1.74%	2.10%

Broadband subscriber metrics
Broadband subscribers (in thousands)	3,142	3,183	3,211	3,315	3,142	3,315
Net subscriber additions (losses)	(41)	(28)	(38)	(67)	(69)	(103)

Video (excl. DISH) subscriber metrics
Video subscribers (in thousands)	560	594	631	705	560	705
Net subscriber additions (losses)	(34)	(37)	(36)	(44)	(71)	(95)

DISH subscriber metrics
DISH subscribers (in thousands)	144	149	156	172	144	172
Net subscriber additions (losses)	(5)	(7)	(7)	(7)	(12)	(14)

Employees	16,420	16,487	17,367	18,922	16,420	18,922

Frontier Communications Corporation
(Debtor-In-Possession)
Condensed Consolidated Balance Sheet Data

($ in millions)	(unaudited) June 30, 2020	December 31, 2019

ASSETS
Current assets:
Cash and cash equivalents	$2,290	$760
Accounts receivable, net	602	629
Assets held for sale	-	1,401
Other current assets	327	247
Total current assets	3,219	3,037

Property, plant and equipment, net	12,845	12,963
Other assets	1,403	1,488
Total assets	$17,467	$17,488

LIABILITIES AND EQUITY (DEFICIT)
Current liabilities:
Long-term debt due within one year	$6,446	$994
Liabilities held for sale	-	123
Accounts payable and other current liabilities	1,366	1,687
Total current liabilities	7,812	2,804

Deferred income taxes and other liabilities	3,155	2,770
Liabilities subject to compromise	11,597	-
Long-term debt	-	16,308
Equity (deficit)	(5,097)	(4,394)
Total liabilities and equity (deficit)	$17,467	$17,488

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Consolidated Cash Flow Data

	For the six months ended
($ in millions)	June 30, 2020	June 30, 2019

Cash flows provided from (used by) operating activities:
Net loss	$(367)	$(5,404)
Adjustments to reconcile net loss to net cash provided from (used by) operating activities:
Depreciation and amortization	812	938
Loss on extinguishment of debt	-	20
Pension settlement costs	159	-
Stock-based compensation expense	2	7
Amortization of deferred financing costs	11	15
Non-cash reorganization items, net	85	-
Other adjustments	2	1
Deferred income taxes	(92)	(519)
Goodwill impairment	-	5,449
Loss on disposal of Northwest Operations	160	384
Change in accounts receivable	23	(1)
Change in accounts payable and other liabilities	278	(14)
Change in prepaid expenses, income taxes, and other assets	(123)	(19)
Net cash provided from operating activities	950	857

Cash flows provided from (used by) investing activities:
Capital expenditures	(511)	(580)
Proceeds from sale of Northwest Operations	1,131	-
Proceeds on sale of assets	5	74
Other	3	1
Net cash provided from (used by) investing activities	628	(505)

Cash flows provided from (used by) financing activities:
Long-term debt payments	(5)	(1,999)
Proceeds from long-term debt borrowings	-	1,650
Proceeds from revolving debt	-	450
Repayment of revolving debt	-	(475)
Financing costs paid	(19)	(44)
Finance lease obligation payments	(13)	(17)
Other	-	(4)
Net cash used by financing activities	(37)	(439)

Increase (Decrease) in cash, cash equivalents, and restricted cash	1,541	(87)
Cash, cash equivalents, and restricted cash at January 1,	809	404

Cash, cash equivalents, and restricted cash at June 30,	$2,350	$317

Supplemental cash flow information:
Cash paid during the period for:
Interest	$427	$712
Income tax payments, net	$1	$5
Reorganization items, net	$34	$-

SCHEDULE A

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Financial Data for Remaining Properties  (Excluding Northwest Operations)
Reconciliation of Non-GAAP Financial Measures

Note: The following table presents Non-GAAP Measures for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company’s results. See Schedule F for a reconciliation to the Total Company Results.

	For the quarter ended			For the six months ended
($ in millions)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019

Net loss	$(210)	$(283)	$(5,392)	$(493)	$(5,545)
Add back (subtract):
Income tax benefit	(57)	(23)	(534)	(80)	(516)
Interest expense	160	383	383	543	762
Investment and other (income) loss, net	20	(5)	9	15	18
Pension settlement costs	56	103	-	159	-
Loss on extinguishment of debt	-	-	-	-	20
Reorganization items, net	142	-	-	142	-
Operating income	111	175	(5,534)	286	(5,261)

Depreciation and amortization	397	415	429	812	878
EBITDA	$508	$590	$(5,105)	$1,098	$(4,383)

Add back:
Pension/OPEB expense	23	23	19	46	39
Restructuring costs and other charges	36	48	30	84	57
Stock-based compensation expense	1	1	4	2	7
Storm-related insurance proceeds	(1)	-	-	(1)	(1)
Goodwill impairment	-	-	5,449	-	5,449
Loss on disposal of Northwest Operations	136	24	384	160	384
Adjusted EBITDA	$703	$686	$781	$1,389	$1,552

EBITDA margin	29.0%	33.0%	-266.6%	31.0%	-113.5%
Adjusted EBITDA margin	40.1%	38.4%	40.8%	39.2%	40.2%

SCHEDULE B

Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Total Consolidated Operations

	For the quarter ended						For the six months ended
	June 30, 2020		March 31, 2020		June 30, 2019		June 30, 2020		June 30, 2019
($ in millions, except per share amounts)	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share	Net Income (Loss)	Basic Earnings (Loss) Per Share

Net loss attributable to
Frontier common shareholders	$(181)	$(1.73)	$(186)	$(1.78)	$(5,317)	$(51.07)	$(367)	$(3.51)	$(5,404)	$(51.97)

Restructuring costs and other charges	36		48		31		84		59
Pension settlement costs	56		103		-		159		-
Reorganization items, net	142		-		-		142		-
(Gain) Loss on extinguishment of debt	-		-		-		-		20
Goodwill impairment	-		-		5,449		-		5,449
Loss on disposal of Northwest Operations	136		24		384		160		384
Storm-related insurance proceeds	(1)		-		-		(1)		(1)
Certain other tax items (1)	(33)		13		87		(20)		117
Income tax effect on above items:
Restructuring costs and other charges	(12)		(10)		(8)		(22)		(13)
Pension settlement costs	(12)		(25)		-		(37)		-
Reorganization items, net	(22)		-		-		(22)		-
Loss on extinguishment of debt	-		-		-		-		(4)
Goodwill impairment	-		-		(524)		-		(524)
Loss on disposal of business	(36)		-		-		(36)		-
Storm-related insurance proceeds	-		-		-		-		-
	$254	$2.43	$153	$1.47	$5,419	$52.05	$407	$3.90	$5,487	$52.77
Adjusted net income (loss) attributable to Frontier common shareholders(2)	$73	$0.70	$(33)	$(0.32)	$102	$0.98	$40	$0.38	$83	$0.80

(1)
Includes impact arising from federal research and development credits, changes in certain deferred tax balances, federal and state tax law changes, state filing method change, and the net impact of uncertain tax positions.

(2)	Adjusted net income (loss) attributable to Frontier common shareholders may not sum due to rounding.

SCHEDULE C

Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Remaining Properties  (Excluding Northwest Operations)

Note: The following table presents Non-GAAP Measures for the operations located in the remaining 25 states (“Remaining Properties”) after excluding the Northwest Operations (“Northwest Ops”) through the date of sale from the Consolidated Company’s results. See Schedule G for a reconciliation to the Total Company Results.

	For the quarter ended			For the six months ended
($ in millions)	June 30, 2020	March 31, 2020	June 30, 2019	June 30, 2020	June 30, 2019

Adjusted Operating Expenses

Total operating expenses	$1,643	$1,613	$7,449	$3,256	$9,122

Subtract:
Depreciation and amortization	397	415	429	812	878
Goodwill impairment	-	-	5,449	-	5,449
Loss on disposal of Northwest Operations	136	24	384	160	384
Pension/OPEB expense	23	23	19	46	39
Restructuring costs and other charges	36	48	30	84	57
Stock-based compensation expense	1	1	4	2	7
Storm-related insurance proceeds	(1)	-	-	(1)	(1)
Adjusted operating expenses	$1,051	$1,102	$1,134	$2,153	$2,309

SCHEDULE D

Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Financial Results for Remaining Properties (Excluding Northwest Operations)

	For the three months ended
	June 30, 2020			March 31, 2020			June 30, 2019
($ in millions)	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Data and Internet services	$874	$25	$849	$932	$77	$855	$963	$78	$885
Voice services	523	14	509	572	43	529	629	47	582
Video services	200	3	197	222	10	212	260	12	248
Other	108	3	105	117	9	108	120	9	111
Revenue from contracts with customers	1,705	45	1,660	1,843	139	1,704	1,972	146	1,826
Subsidy revenue	96	2	94	90	6	84	95	6	89
Revenue	1,801	47	1,754	1,933	145	1,788	2,067	152	1,915

Operating expenses (3):
Network access expenses	255	4	251	286	10	276	318	13	305
Network related expenses	430	7	423	444	19	425	445	20	425
Selling, general and administrative expenses	407	7	400	444	19	425	445	18	427
Depreciation and amortization	397	-	397	415	-	415	454	25	429
Goodwill impairment	-	-	-	-	-	-	5,449	-	5,449
Loss on disposal of Northwest Operations	136	-	136	24	-	24	384	-	384
Restructuring costs and other charges	36	-	36	48	-	48	31	1	30
Total operating expenses	1,661	18	1,643	1,661	48	1,613	7,526	77	7,449

Operating income (loss)	140	29	111	272	97	175	(5,459)	75	(5,534)

Consumer	$899	$25	$874	$971	$77	$894	$1,050	$81	$969
Commercial	806	20	786	872	62	810	922	65	857
Revenue from contracts with customers	1,705	45	1,660	1,843	139	1,704	1,972	146	1,826
Subsidy revenue	96	2	94	90	6	84	95	6	89
Total revenue	$1,801	$47	$1,754	$1,933	$145	$1,788	$2,067	$152	$1,915

	For the six months ended June 30,
	2020			2019
($ in millions)	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Data and Internet services	$1,806	$102	$1,704	$1,930	$157	$1,773
Voice services	1,095	57	1,038	1,279	93	1,186
Video services	422	13	409	528	24	504
Other	225	12	213	244	20	224
Revenue from contracts with customers	3,548	184	3,364	3,981	294	3,687
Subsidy revenue	186	8	178	187	13	174
Revenue	3,734	192	3,542	4,168	307	3,861

Operating expenses (3):
Network access expenses	541	14	527	656	28	628
Network related expenses	874	26	848	901	39	862
Selling, general and administrative expenses	851	26	825	901	37	864
Depreciation and amortization	812	-	812	938	60	878
Goodwill impairment	-	-	-	5,449	-	5,449
Loss on disposal of Northwest Operations	160	-	160	384	-	384
Restructuring costs and other charges	84	-	84	59	2	57
Total operating expenses	3,322	66	3,256	9,288	166	9,122

Operating income (loss)	412	126	286	(5,120)	141	(5,261)

Consumer	$1,870	$102	$1,768	$2,127	$162	$1,965
Commercial	1,678	82	1,596	1,854	132	1,722
Revenue from contracts with customers	3,548	184	3,364	3,981	294	3,687
Subsidy revenue	186	8	178	187	13	174
Total revenue	$3,734	$192	$3,542	$4,168	$307	$3,861

(1) Amounts represent the financial results of our Northwest Operations for the one and four month periods ended April 30, 2020.
(2) Amounts represent the financial results of our Northwest Operations for the three and six months ended June 30, 2019.
(3) Operating expenses for Northwest Ops do not include allocated expenses which are included in operating expenses for our Remaining Properties.

SCHEDULE E

Frontier Communications Corporation
(Debtor-In-Possession)
Unaudited Operating Data for Remaining Properties  (Excluding Northwest Operations)

	As of or for the three months ended
	June 30, 2020			March 31, 2020			December 31, 2019			June 30, 2019
	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties
Customers (in thousands)	3,664	N/A	N/A	4,063	N/A	N/A	4,118	N/A	N/A	4,292	N/A	N/A

Consumer customer metrics
Customers (in thousands)	3,341	-	3,341	3,703	330	3,373	3,747	335	3,412	3,902	348	3,554
Net customer additions (losses)	(362)	(330)	(32)	(44)	(5)	(39)	(64)	(6)	(58)	(93)	(6)	(87)

Average monthly consumer revenue per customer	$85.01	$76.74	$86.68	$86.93	$77.22	$87.88	$88.40	$77.74	$89.45	$88.68	$77.02	$89.82
Customer monthly churn	1.63%	1.51%	1.63%	1.81%	1.52%	1.84%	1.93%	1.66%	1.95%	2.14%	1.77%	2.18%

Commercial customer metrics
Customers (in thousands)	323	N/A	N/A	360	N/A	N/A	371	N/A	N/A	390	N/A	N/A

Broadband subscriber metrics
Broadband subscribers (in thousands)	3,142	-	3,142	3,480	297	3,183	3,513	302	3,211	3,626	311	3,315
Net subscriber additions (losses)	(338)	(297)	(41)	(33)	(5)	(28)	(42)	(4)	(38)	(71)	(4)	(67)

Video (excl. DISH) subscriber metrics
Video subscribers - in thousands)	560	-	560	621	27	594	660	29	631	738	33	705
Net subscriber additions (losses)	(61)	(27)	(34)	(39)	(2)	(37)	(38)	(2)	(36)	(46)	(2)	(44)

DISH subscriber metrics
DISH subscribers (in thousands)	144	-	144	165	16	149	173	17	156	190	18	172
Net subscriber additions (losses)	(21)	(16)	(5)	(8)	(1)	(7)	(8)	(1)	(7)	(8)	(1)	(7)

Employees	16,420	-	16,420	17,437	950	16,487	18,317	950	17,367	19,872	950	18,922

	As of or for the six months ended
	June 30, 2020			June 30, 2019
	Consolidated Frontier	Northwest Ops	Remaining Properties	Consolidated Frontier	Northwest Ops	Remaining Properties
Customers (in thousands)	3,664	N/A	N/A	4,292	N/A	N/A

Consumer customer metrics
Customers (in thousands)	3,341	-	3,341	3,902	348	3,554
Net customer additions (losses)	(406)	(335)	(71)	(158)	(10)	(148)
Average monthly consumer revenue per customer	$86.70	$76.74	$87.33	$88.94	$76.44	$90.16
Customer monthly churn	1.72%	1.51%	1.74%	2.07%	1.67%	2.10%

Commercial customer metrics
Customers (in thousands)	323	N/A	N/A	390	N/A	N/A

Broadband subscriber metrics
Broadband subscribers (in thousands)	3,142	-	3,142	3,626	311	3,315
Net subscriber additions (losses)	(371)	(302)	(69)	(110)	(7)	(103)

Video (excl. DISH) subscriber metrics
Video subscribers - in thousands)	560	-	560	738	33	705
Net subscriber additions (losses)	(100)	(29)	(71)	(99)	(4)	(95)

DISH subscriber metrics
DISH subscribers (in thousands)	144	-	144	190	18	172
Net subscriber additions (losses)	(29)	(17)	(12)	(16)	(2)	(14)

Employees	16,420	-	16,420	19,872	950	18,922

SCHEDULE F

Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Remaining Properties (Excluding Northwest Operations)

	For the three months ended
	June 30, 2020			March 31, 2020			June 30, 2019
($ in millions)	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Net income (loss)	$(181)	$29	$(210)	$(186)	$97	$(283)	$(5,317)	$75	$(5,392)
Add back (subtract):
Income tax benefit	(57)	-	(57)	(23)	-	(23)	(534)	-	(534)
Interest expense	160	-	160	383	-	383	383	-	383
Investment and other (loss) loss, net	20	-	20	(5)	-	(5)	9	-	9
Pension settlement costs	56	-	56	103	-	103	-	-	-
Loss on extinguishment of debt	-	-	-	-	-	-	-	-	-
Reorganization items, net	142	-	142	-	-	-	-	-	-
Operating (loss)	140	29	111	272	97	175	(5,459)	75	(5,534)

Depreciation and amortization	397	-	397	415	-	415	454	25	429
EBITDA	537	29	508	687	97	590	(5,005)	100	(5,105)

Add back:
Pension/OPEB expense	23	-	23	23	-	23	19	-	19
Restructuring costs and other charges	36	-	36	48	-	48	31	1	30
Stock-based compensation expense	1	-	1	1	-	1	4	-	4
Storm-related insurance proceeds	(1)	-	(1)	-	-	-	-	-	-
Goodwill impairment	-	-	-	-	-	-	5,449	-	5,449
Loss on disposal of Northwest Operations	136	-	136	24	-	24	384	-	384
Adjusted EBITDA	$732	$29	$703	$783	$97	$686	$882	$101	$781

Free Cash Flow

Net cash provided from operating activities	$473	N/A	N/A	$477	N/A	N/A	$575	N/A	N/A
Capital expenditures	(225)	N/A	N/A	(286)	N/A	N/A	(275)	N/A	N/A
Operating free cash flow	$248	N/A	N/A	$191	N/A	N/A	$300	N/A	N/A

	For the six months ended
	June 30, 2020			June 30, 2019
($ in millions)	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Net income (loss)	$(367)	$126	$(493)	$(5,404)	$141	$(5,545)
Add back (subtract):
Income tax benefit	(80)	-	(80)	(516)	-	(516)
Interest expense	543	-	543	762	-	762
Investment and other (income) loss, net	15	-	15	18	-	18
Pension settlement costs	159	-	159	-	-	-
Loss on extinguishment of debt	-	-	-	20	-	20
Reorganization items, net	142	-	142	-	-	-
Operating (loss)	412	126	286	(5,120)	141	(5,261)

Depreciation and amortization	812	-	812	938	60	878
EBITDA	1,224	126	1,098	(4,182)	201	(4,383)

Add back:
Pension/OPEB expense	46	-	46	39	-	39
Restructuring costs and other charges	84	-	84	59	2	57
Stock-based compensation expense	2	-	2	7	-	7
Storm-related insurance proceeds	(1)	-	(1)	(1)	-	(1)
Goodwill impairment	-	-	-	5,449	-	5,449
Loss on disposal of Northwest Operations	160	-	160	384	-	384
Adjusted EBITDA	$1,515	$126	$1,389	$1,755	$203	$1,552

Free Cash Flow

Net cash provided from operating activities	$950	N/A	N/A	$857	N/A	N/A
Capital expenditures	(511)	N/A	N/A	(580)	N/A	N/A
Operating free cash flow	$439	N/A	N/A	$277	N/A	N/A

(1) Amounts represent the financial results of our Northwest Operations for the one month period ended April 30, 2020. Net loss does not include impact of income taxes and interest expense
(2) Amounts represent the financial results of our Northwest Operations for the three month periods ended March 31, 2020, and June 30, 2019. Net loss does not include the impact of income taxes and interest expense

SCHEDULE G

Frontier Communications Corporation
(Debtor-In-Possession)
Reconciliation of Non-GAAP Financial Measures for Remaining Properties (Excluding Northwest Operations)

	For the three months ended
	June 30, 2020			March 31, 2020			June 30, 2019
($ in millions)	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Adjusted Operating Expenses

Total operating expenses	$1,661	$18	$1,643	$1,661	$48	$1,613	$7,526	$77	$7,449

Subtract:
Depreciation and amortization	397	-	397	415	-	415	454	25	429
Goodwill impairment	-	-	-	-	-	-	5,449	-	5,449
Loss on disposal of Northwest Operations	136	-	136	24	-	24	384	-	384
Pension/OPEB expense	23	-	23	23	-	23	19	-	19
Restructuring costs and other charges	36	-	36	48	-	48	31	1	30
Stock-based compensation expense	1	-	1	1	-	1	4	-	4
Storm-related insurance proceeds	(1)	-	(1)	-	-	-	-	-	-
Adjusted operating expenses	$1,069	$18	$1,051	$1,150	$48	$1,102	$1,185	$51	$1,134

	For the six months ended
	June 30, 2020			June 30, 2019
($ in millions)	Consolidated Frontier	Northwest Ops (1)	Remaining Properties	Consolidated Frontier	Northwest Ops (2)	Remaining Properties

Adjusted Operating Expenses

Total operating expenses (3)	$3,322	$66	$3,256	$9,288	$166	$9,122

Subtract:
Depreciation and amortization	812	-	812	938	60	878
Goodwill impairment	-	-	-	5,449	-	5,449
Loss on disposal of Northwest Operations	160	-	160	384	-	384
Pension/OPEB expense	46	-	46	39	-	39
Restructuring costs and other charges	84	-	84	59	2	57
Stock-based compensation expense	2	-	2	7	-	7
Storm-related insurance proceeds	(1)	-	(1)	(1)	-	(1)
Adjusted operating expenses	$2,219	$66	$2,153	$2,413	$104	$2,309

(1) Amounts represent the financial results of our Northwest Operations for the one month period ended April 30, 2020.
(2) Amounts represent the financial results of our Northwest Operations for the three month periods ended March 31, 2020, and June 30, 2019.
(3) Operating expenses for Northwest Ops do not include allocated expenses which are included in operating expenses for our Remaining Properties.